SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 21, 2010
FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305

(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 21, 2010, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing its results of operations and financial condition for the year and quarter ended December 31, 2009. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On January 21, 2010, Fidelity and Fidelity Bank, a wholly owned subsidiary of Fidelity (the “Bank”) entered into an amended employment agreement with James B. Miller, Jr. as Chairman and Chief Executive Officer of Fidelity and the Bank for a three-year period commencing January 1, 2010. The employment agreement provides for an annual base salary of $600,000 per year and incentive compensation. Fidelity and the Bank also entered into an incentive compensation agreement with Mr. Miller which provides for incentive compensation in the year 2010. The incentive compensation agreement provides that in 2010 Miller will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Miller’s 2010 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2010. The amendment to the employment agreement and the incentive compensation agreement between Fidelity, the Bank, and Miller are attached as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.
          Also on January 21, 2010, Fidelity and the Bank entered into an amended employment agreement with H. Palmer Proctor, Jr. as President of Fidelity and the Bank for a three-year period commencing January 1, 2010. The employment agreement provides for an annual base salary of $360,000 per year and incentive compensation. Fidelity and the Bank also entered into an incentive compensation agreement with Mr. Proctor which provides for incentive compensation in the year 2010. The incentive compensation agreement provides that in 2010 Proctor will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Proctor’s 2010 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2010. The amendment to the employment agreement and the incentive compensation agreement between Fidelity, the Bank, and Proctor are attached as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.
          On January 21, 2010, Fidelity and the Bank entered into an incentive compensation agreement with Stephen H. Brolly, Chief Financial Officer of Fidelity, which provides for incentive compensation in the year 2010. The incentive compensation agreement provides that in 2010 Brolly will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Brolly’s 2010 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2010. The incentive compensation agreement between Fidelity, the Bank, and Brolly is attached as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.
          Also on January 21, 2010, Fidelity and the Bank entered into an incentive compensation agreement with David Buchanan, Vice President of Fidelity, which provides for incentive compensation in the year 2010. The incentive compensation agreement provides that in 2010 Buchanan will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Buchanan’s 2010 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2010. The incentive compensation agreement between Fidelity, the Bank, and Buchanan is attached as Exhibit 99.5 to this Form 8-K and is incorporated herein by reference.

          On January 22, 2010, Fidelity issued a press release announcing the election of William C. Lankford to its Board of Directors and to the Board of Fidelity Bank on January 21, 2010. Mr. Lankford will serve on the Audit Committee and the Loan and Discount Committee of the Bank. Mr. Lankford has been the managing member of the accounting firm Moore Stephens Tiller, LLC since 1990 and a member of the firm since 1979. Mr. Lankford graduated from the University of Georgia and served as an officer in the United States Army. A copy of this press release is furnished as Exhibit 99.6 hereto and incorporated by reference herein.
Item 8.01 Other Events.
          On January 22, 2010, Fidelity issued a press release announcing that on January 21, 2010, its Board approved the distribution of a stock dividend of one new share for every 200 shares held on the record date of February 2, 2010. The stock dividend will be distributed on February 12, 2010. A copy of this press release is furnished as Exhibit 99.7 hereto and incorporated by reference herein.
          On January 22, 2010, Fidelity’s Board, to retain and reward employees and management, granted restricted shares of the Fidelity’s common stock under the 2006 Equity Incentive Plan to the following Executive Officers:

James B. Miller, Jr., Chairman	25,000 restricted shares

H. Palmer Proctor, Jr., President	25,000 restricted shares

Stephen H. Brolly, CFO	20,000 restricted shares

David Buchanan, EVP	25,000 restricted shares
     Fidelity’s Board also granted an additional 59,078 restricted shares of Fidelity’s common stock to other Fidelity employees for a total grant of 154,078 restricted shares. The stock was granted at $4.50 per share, vests 20% per year over five years and will be fully vested after January 22, 2015. The restricted stock is subject to section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009. The form of the restricted stock agreement is furnished as Exhibit 99.8 hereto and incorporated by reference herein.
          In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on January 21, 2010

99.2	Amendment to employment agreement and incentive plan for James B. Miller, Jr.

99.3	Amendment to employment agreement and incentive plan for H. Palmer Proctor, Jr.

99.4	Incentive Compensation Plan for Stephen H. Brolly

99.5	Incentive Compensation Plan for David Buchanan

99.6	Press Release issued on January 22, 2010 for new board member

99.7	Press Release issued on January 22, 2010 for stock dividend declaration

99.8	Form of restricted stock agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
January 26, 2010